UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the registrant  ☒                            Filed by a party other than the registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

HELIX ENERGY SOLUTIONS GROUP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945

HELIX ENERGY SOLUTIONS GROUP, INC.

ANNUAL MEETING OF SHAREHOLDERS

May 12, 2016

10:00 a.m.

3505 West Sam Houston Parkway North

Suite 400

Houston, Texas 77043

Directions to the 2016 Annual Meeting can be obtained at www.Helixesg.com/annualmeeting or by calling 888.345.2347.

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be Held on May 12, 2016.

Notice is hereby given that the Annual Meeting of Shareholders of Helix Energy Solutions Group, Inc. will be held at our Corporate Office located at 3505 West Sam Houston Parkway North, Suite 400, Houston Texas 77043 on May 12, 2016 at 10:00 a.m.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and Annual Report are available at ..

If you want to receive a paper copy or an e-mail with links to the electronic materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice on or before April 28, 2016 to facilitate timely delivery.

Matters intended to be acted upon at the meeting are listed below.

The Board of Directors recommends that you vote FOR proposals 1, 2 and 3.

1.	Election of three Class I directors to serve a three-year term of office expiring at our 2019 annual meeting.
2.	Ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm by the Audit Committee of the Board of Directors for the fiscal year ending December 31, 2016.
3.	Approval, on a non-binding advisory basis, of the 2015 compensation of our named executive officers.
4.	To consider any other business that may properly be considered at the Annual Meeting or any adjournment thereof.

THIS IS NOT A FORM FOR VOTING

You may immediately vote your proxy on the Internet at:

●	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 noon (Central Daylight Time) on May 11, 2016.

●	Please have this Notice and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions to vote your proxy.

Your Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

To request paper copies of the proxy materials, which include the proxy card,

proxy statement and annual report, please contact us via:

Internet – Access the Internet and go to .. Follow the instructions to log in, and order copies.

Telephone – Call us free of charge at 866.870.3684 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies.

Email – Send us an email at with “HLX Materials Request” in the subject line.

Whether you make your request for copies via the internet, telephone or email, you will need to provide:

●	The 11-digit control # located in the box in the upper right hand corner on the front of this notice – you will not be requested to provide any other personal information;

●	Your preference to receive printed materials via mail -or- email;

●	Your e-mail or mailing address, as applicable; and

●	If you would like this election to apply to delivery of material for all future meetings, write the word “Permanent” and include the last 4 digits of your Tax ID number in your message.